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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 18, 1999
                        (Date of earliest event reported)



                        CALIFORNIA CULINARY ACADEMY, INC.
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                      0-21932                94-3042862
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                625 POLK STREET, SAN FRANCISCO, CALIFORNIA, 94102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 771-3536
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      On August 18, 1999, the Registrant informed Deloitte & Touche
LLP ("Deloitte"), its current independent accountants, that effective immediately they had been dismissed as the Registrant's principal independent accountants.

         Neither Deloitte's Report dated September 24, 1998 on the Registrant's financial statements for the year ended June 30, 1998 nor its Report dated
September 15, 1997 (October 3, 1997 as to Note 12) on the Registrant's financial statements for the year ended June 30, 1997 contained an adverse opinion or a disclaimer of opinion, and neither Report was qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to dismiss Deloitte and engage new auditors was recommended by Management, and approved by the Audit Committee of the Company.

         During the Registrant's fiscal years ended June 30, 1997 and 1998, and through August 18, 1999, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused them to make reference to the subject matter of such disagreement in connection with their Report on the financial statements for such years.

         During the Registrant's fiscal years ended June 30, 1997 and 1998, and through August 18, 1999 there have been no reportable events.

         (b)      On August 18, 1999, the Registrant engaged the firm of Rooney
Ida Nolt & Ahern, Certified Public Accountants ("RINA") as accountants to audit the Registrant's financial statements commencing with its 1999 fiscal year.

         The Registrant has not, during its fiscal years ended June 30, 1997 and 1998 and through August 18, 1999, consulted with, and received any written or oral advice from, RINA regarding
(i) any matter, including the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, which advice was an important factor considered by the Registrant in reaching a decision as to such accounting, auditing or financial reporting issue, or
(ii) any disagreement with Deloitte & Touche LLP, its former accountants, or any reportable event.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         16       Letter of Deloitte & Touche LLP regarding change in certifying accountant.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  August 24, 1999.


                              CALIFORNIA CULINARY ACADEMY, INC.



                              By       /s/      Charles E. White
                                      -----------------------------------------
                                                Charles E. White
                                                Chief Financial Officer


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                                  EXHIBIT INDEX
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

Exhibit No.                                                                          Sequential Page No.
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
   16   Letter of Deloitte & Touche LLP regarding change in certifying accountant.          5


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